                                 SCHEDULE 14A-A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement     [_]  Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             Tech Data Corporation
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
    (1) Amount Previously Paid:

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    (4) Date Filed:

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

                               [LOGO] TECH DATA(R)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                               Date:   June 4, 2002
                               Time:   4:00 p.m.
                               Place:  Tech Data Corporation
                                       5350 Tech Data Drive
                                       Clearwater, Florida 33760
                                       (727) 539-7429


     Matters to be voted on:

     1.   Elect four directors.

     2. Approval of an amendment to the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan to increase the number of shares which may be issued from 100,000 to 200,000 shares.

     3. Approval of the Executive Compensation and Incentive Bonus Plan authorizing the award of annual cash bonuses.

     4. Any other matters properly brought before the shareholders at the meeting.


                              By order of the Board of Directors,


                              /s/ Arthur W. Singleton

                              Arthur W. Singleton
                              Corporate Vice President, Treasurer and Secretary

May 7, 2002

                              TECH DATA CORPORATION
                              5350 Tech Data Drive
                            Clearwater, Florida 33760

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of Tech Data Corporation (the "Company") for the 2002 Annual Meeting of Shareholders ("Annual Meeting") to be held on Tuesday, June 4, 2002 at 4:00 p.m., or any adjournment thereof. Your vote at the Annual Meeting is important to us. Please vote your shares and complete, sign and return the enclosed proxy form. This proxy statement, proxy and Annual Report of the Company were mailed on or about May 7, 2002.

                               GENERAL INFORMATION

Who can vote?

     You can vote your shares if our records show that you owned the shares on April 12, 2002. Each outstanding share of Common Stock is entitled to one vote. There were 55,987,422 outstanding shares of Common Stock entitled to vote as of April 12, 2002.

How do I vote?

       You can vote in person or by proxy. Follow the instructions on the proxy to vote for the matters to be considered at the Annual Meeting. The proxyholders named on the proxy will vote your shares as you instruct. If you vote by proxy and later are able to attend the Annual Meeting in person you may revoke the proxy and vote at the meeting.

Can I change my vote after I return my proxy card?

     Yes. At any time before the vote on a proposal, you can change your vote either by giving the Company's Secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy. We will honor the proxy with the latest date.

How are votes counted?

     A quorum must be present for the transaction of business. A quorum is present if the holders of a majority of the outstanding shares of Common Stock entitled to vote are present in person or represented by proxy.

     Abstentions will be counted as present shares for quorum purposes but will be considered negative votes for voting purposes.

     Shares held by nominees for beneficial owners will be counted for quorum purposes if the nominee has the discretion to vote on at least one of the matters presented, even if the beneficial owner has not given the nominee voting instructions (a "broker non-vote"). Because abstentions will be counted as shares that are present at the meeting, abstentions will be the equivalent of negative votes. Broker non-votes will not be counted as either votes for or against matters presented for shareholder consideration, but will have the same effect as votes against the matters.

What will be voted on at the meeting?

     The business to be voted on at this year's Annual Meeting is to elect one director to serve a term of two years and three directors to serve for terms of three years, all to serve until their successors are duly qualified and elected. Under Florida corporate law, if a quorum exists, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election. The biographies of all directors, including the nominated directors, are provided herein. In addition, shareholders will vote on the approval of an amendment to the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan and the approval of the Executive Compensation and Incentive Bonus Plan.

What if other matters come up at the Annual Meeting?

     The matters described in this proxy statement are the only matters we know will be voted on at the Annual Meeting. Any other matters properly presented at the meeting will be voted on by the proxyholders as they see fit.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 12, 2002, by (i) each person known by the Company to own beneficially more than 5% of the shares of the Company's Common Stock, (ii) each of the Company's directors, (iii) the Company's Executive Officers (as defined under "Executive Compensation"), and
(iv) such directors and all executive officers as a group.

        Name of                                       Amount and                        Percent of
  Beneficial Owner(1)                      Nature of Beneficial Ownership(2)               Class
  -------------------                      ---------------------------------               -----
Charles E. Adair                                      19,000   (3)                           *
Maximilian Ardelt                                      6,900   (4)                           *
Nestor Cano                                            6,765   (5)                           *
James M. Cracchiolo                                    4,500   (6)                           *
Daniel M. Doyle                                       17,500   (7)                           *
Jeffery P. Howells                                    95,236   (8)                           *
Kathy Misunas                                          4,000   (9)                           *
Perry M. Monych                                       27,660  (10)                           *
Joseph A. Osbourn                                     26,917  (11)                           *
Steven A. Raymund                                  2,735,043  (12)                          4.8%
David M. Upton                                         8,920  (13)                           *
John Y. Williams                                      12,500  (14)                           *
All executive officers and directors
 as a group (28 persons)                           3,658,024  (15)                          6.3%
AXA Assurances I.A.R.D. Mutuelle                   7,702,456  (16)                         13.8%
  370, rue Saint Honore
  75001 Paris, France
FMR Corp.                                          7,498,883  (17)                         13.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
Merrill Lynch & Co., Inc.                          2,965,170  (18)                          5.3%
  World Financial Center, North Tower
  250 Vesey Street, New York, NY  10381
Neuberger Berman, Inc.                             2,796,295  (19)                          5.0%
  605 Third Avenue
  New York, NY 10158-3698

* Beneficial ownership represents less than 1% of the Company's outstanding shares of Common Stock.

(1) The address for all of the above-listed beneficial owners (except as otherwise set forth) is: 5350 Tech Data Drive, Clearwater, Florida 33760.

(2) Under the rules of the Securities and Exchange Commission, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power", which includes the power to vote or to direct the voting of such security, or "investment power", which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which he has no beneficial interest.

(3) Includes 9,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(4) Includes 6,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002. Pursuant to a Share Purchase Agreement, dated April 14, 1998, between Klockner & Co. AG ("Klockner") and the Company regarding the Company's acquisition of Computer 2000 AG, E.ON AG (formerly known as VIAG AG), the ultimate parent of Klockner, became entitled to nominate one individual to the Board of Directors of the Company. E.ON AG nominated Maximilian Ardelt to serve on the Company's Board of Directors. AVIGA GmbH (a subsidiary of E.ON AG) is the current beneficial owner of $300,000,000 principal amount of the Company's 5% Convertible Subordinated Debentures, due July 2003, which are convertible into 5,333,100 shares of the Company's common stock. Mr. Ardelt disclaims beneficial ownership of such securities owned by AVIGA GmbH.

(5) Includes 6,600 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002. Also includes 165 shares in his Tech Data Corporation 401(k) Savings Plan (the "401(k) Savings Plan") account.

(6) Includes 4,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(7) Includes 17,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(8) Includes 82,900 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002. Also includes 1,916 shares held in his 401(k) Savings Plan account.

(9) Includes 2,000 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(10) Includes 26,400 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002. Also includes 260 shares held in his 401(k) Savings Plan account.

(11) Includes 26,400 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002 and 17 shares held in his 401(k) Savings Plan account.

(12) Includes 918,480 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002; includes 1,711,605 shares owned by a partnership which is indirectly owned by Mr. Raymund; includes 28,500 shares owned by inter vivos trusts of which he is a trustee; and includes 74,458 shares held in his 401(k) Savings Plan account.

(13) Includes 8,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(14) Includes 7,500 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002.

(15) Includes 1,759,181 shares that may be acquired upon the exercise of stock options which are exercisable within 60 days of April 12, 2002. Also includes 90,709 shares held in the 401(k) Savings Plan accounts of the Company's executive officers.

(16) Based on information provided in a Schedule 13G dated February 11, 2002 filed with the Securities and Exchange Commission by AXA Assurances I.A.R.D. Mutuelle ("I.A.R.D.") and certain related entities (collectively, the "AXA Entities"). Each of I.A.R.D., AXA Assurances Vie Mutuelle, AXA Conseil Vie Assurance Mutuelle, AXA Courtage Assurance Mutuelle, and AXA Financial, Inc. (through its subsidiary Alliance Capital Management L.P.) share voting power with respect to 858,904 shares. The AXA Entities have sole voting power with respect to 4,294,788 shares and sole dispositive power with respect to 7,690,756 shares.

(17) Based on information provided in a Schedule 13G (Amendment No. 2) dated February 14, 2002 filed with the Securities and Exchange Commission by FMR Corp. ("FMR"), Edward C. Johnson 3d ("Mr. Johnson"), and Abigail P. Johnson ("Ms. Johnson"). Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR, is the beneficial owner of 6,886,063 shares of common stock as a result of acting as investment advisor to various investment companies. Mr. Johnson, FMR (through its control of Fidelity) and various funds each has sole power to dispose of 6,886,063 shares owned by such funds. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds' Boards of Trustees. Fidelity Management Trust Company ("Fidelity Management"), a wholly-owned subsidiary of FMR, is the beneficial owner of 567,220 shares as a result of its serving as investment manager for various institutional accounts. Mr. Johnson and FMR (through its control of Fidelity Management) each has sole dispositive power over, and the sole power to vote or to direct the voting of 551,120 shares held by such institutional accounts. In addition, members of the Johnson family, including Mr. Johnson and Ms. Johnson, are deemed to form a controlling group with respect to FMR under the Investment Company Act of 1940.

(18) Based on information provided in a Schedule 13G dated January 30, 2002 filed with the Securities and Exchange Commission which reported that Merrill Lynch & Co., Inc. (on behalf of Merrill Lynch Investment Managers) had sole voting power and sole dispositive power with respect to none of these shares.

(19) Based on information provided in a Schedule 13G dated February 11, 2002 filed with the Securities and Exchange Commission which reported that Neuberger Berman, Inc. (together with its affiliates Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Focus Fund) had sole voting power with respect to 1,295 of these shares and sole dispositive power with respect to none of these shares.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

Proxies in the accompanying form will be voted at the meeting, unless authority to do so is withheld, in favor of the election as directors of the nominees named below.

Pursuant to the Company's Amended and Restated Articles of Incorporation, the Board of Directors is divided into three classes, terms of which expire alternately over a three-year period. One director is to be elected at this Annual Meeting to hold office for a term of two years expiring at the 2004 Annual Meeting and three directors are to be elected at this Annual Meeting to hold office for terms of three years expiring at the 2005 Annual Meeting, all to hold office until their successors shall have been elected and qualified. In the event any nominee is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees. The Board of Directors has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve. The Board of Directors unanimously voted "FOR" the nomination of the following nominees.

                                                       Principal Occupation                                Director
          Nominee             Age                     and Other Information                                 Since
          -------             ---                     ---------------------                                 -----
                               NOMINEE FOR DIRECTOR - TERM TO EXPIRE 2004

Maximilian Ardelt             62     Maximilian Ardelt has been a member of the Board of Management of       1998
                                     VIAG AG, Munich (a group of companies engaged in energy,
                                     telecommunications and industrial activities which recently merged to become E.ON AG) since 1994, responsible for the
                                     Telecommunications Division and Information Systems. Mr. Ardelt is
                                     currently the Chief Executive Officer of VIAG Telecom AG (a wholly-owned subsidiary of E.ON AG). In addition, Mr. Ardelt is a member of the Supervisory Boards of the following companies:
                                     Computer 2000 AG, Tech Data Germany AG, Georgsmarienhutte Holding
                                     GmbH, Radex-Heraklith Indistriebeteiligungs AG, CeWeColor AG & Co.
                                     oHG, Getmobile AG, Monzoon AG and Fraunhofer Gesellschaft. Mr.
                                     Ardelt holds a Masters Degree in Engineering from Technical
                                     University Berlin.

                              NOMINEES FOR DIRECTOR - TERMS TO EXPIRE 2005

James M. Cracchiolo (1)(2)    44     James M. Cracchiolo has been employed by American Express Company       1999
                                     since 1982. He is currently Group President, Global Financial
                                     Services, a position he assumed in June 2000. He is responsible for all of American Express' financial services businesses globally, as well as International Payments. As part of his responsibilities,
                                     Mr. Cracchiolo also serves as Chairman and Chief Executive Officer of American Express Financial Advisors, and Chairman of American
                                     Express Bank. He is also a Director on the American Express
                                     International Bank Board. Mr. Cracchiolo holds a B.S. Degree in
                                     Accounting and Economics and a Masters Degree in Business
                                     Administration both from New York University.

Jeffery P. Howells            45     Jeffery P. Howells, Executive Vice President and Chief Financial        1998
                                     Officer joined the Company in October 1991 as Vice President of
                                     Finance and assumed the responsibilities of Chief Financial Officer in March 1992. In March 1993, he was promoted to Senior Vice
                                     President and Chief Financial Officer and was promoted to Executive
                                     Vice President and Chief Financial Officer in March 1997. From 1979
                                     to 1991, he was employed by Price Waterhouse. Mr. Howells is a
                                     Certified Public Accountant and holds a B.B.A. Degree in Accounting from Stetson University.

                                                       Principal Occupation                                Director
          Nominee             Age                     and Other Information                                  Since
          -------             ---                     ---------------------                                  -----
                         NOMINEE FOR DIRECTOR - TERM TO EXPIRE 2005 - continued

David M. Upton (1)(2)         42     David M. Upton has been on the faculty of the Harvard Business          1997
                                     School since 1989. He currently teaches courses in Technology and
                                     Operations Management and is the faculty chair of Harvard's executive course - Building Competitive Advantage through
                                     Operations. Dr. Upton holds a Masters Degree in Manufacturing from
                                     King's College, Cambridge University and also holds a Ph.D. in
                                     Industrial Engineering from Purdue University.

                          DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2004

Charles E. Adair (1)(2)       54     Charles E. Adair has been a partner of Cordova Ventures or Kowaliga     1995
                                     Capital, Inc. (venture capital and fund management companies) since
                                     1993, where he serves as manager of venture capital funds. Mr.
                                     Adair was associated with Durr-Fillauer Medical, Inc., a
                                     pharmaceutical and medical products distribution company, where he served in various capacities, including President and Chief
                                     Operating Officer from 1981 to 1992. Mr. Adair also serves on the
                                     Board of Directors of Performance Food Group Company (a food distributor) and numerous privately-held companies associated with
                                     Cordova's venture capital fund investments. Mr. Adair is a
                                     Certified Public Accountant and holds a B.S. Degree in Accounting from the University of Alabama.

John Y. Williams (1)(2)       59     John Y. Williams has been a Managing Director of Grubb & Williams,      1988
                                     Ltd. ("GWL"), (an Atlanta-based merchant banking firm) since 1987 and a Managing Director of Equity-South Advisors, LLC (a merchant banking affiliate of GWL) since January 1995. Prior thereto, he was an investment banker for more than 18 years with several firms. Mr.
                                     Williams is a director of several privately-held companies in connection with his merchant banking business. Mr. Williams holds a
                                     B.S. Degree in Industrial Engineering from Georgia Institute of
                                     Technology and a Masters Degree in Business Administration from the
                                     Harvard Business School.

                          DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2003

Daniel M. Doyle (1)(2)        61     Daniel M. Doyle has been Chairman of the Board and Chief Executive      1994
                                     Officer of BrainBuzz.com, Inc. (a portal for IT professionals)
                                     since May 1999. Mr. Doyle was the Chief Executive Officer of Danka
                                     Business Systems PLC (an office equipment and service company) from
                                     1977 to 1998. Mr. Doyle attended John Carroll University.

                                                       Principal Occupation                                Director
            Nominee           Age                     and Other Information                                  Since
            -------           ---                     ---------------------                                  -----
                               DIRECTORS CONTINUING IN OFFICE - TERMS TO EXPIRE 2003 - continued

Kathy Misunas (1)(2)          51     Kathy Misunas has been a business advisor since June 2000. Ms.          2000
                                     Misunas was Chief Executive Officer and President of brandwise LLC
                                     (an e-commerce comparison shopping/purchasing portal) from 1999 through June 2000. Ms. Misunas was employed by Reed Elsevier PLC (a publishing company) from 1996 to 1998 serving as Chief Executive
                                     Officer of Reed Travel Group. From 1973 to 1995, Ms. Misunas was
                                     employed by AMR Corporation (a major airline company) serving as
                                     President and Chief Executive Officer of the SABRE Group (a
                                     subsidiary of AMR Corporation) from 1993 to 1995. Ms. Misunas attended Moravian College and American University.

Steven A. Raymund             46     Steven A. Raymund has been employed by the Company since 1981. He       1986
                                     has served as Chief Executive Officer since January 1986 and as
                                     Chairman of the Board since April 1991. In January 1996, Mr.
                                     Raymund became a Director of Jabil Circuit, Inc. (a provider of electronic manufacturing services). He has a B.S. Degree in
                                     Economics from the University of Oregon and a Masters Degree from the Georgetown University School of Foreign Service.

(1)  Member of the Compensation Committee and Stock Option Committee.
(2)  Member of the Audit Committee.

The Board of Directors held four meetings during the fiscal year ended January 31, 2002. The current standing committees of the Board of Directors are the Audit Committee, the Compensation Committee and the Stock Option Committee. The Board of Directors does not have a Nominating Committee. The Audit Committee and the Stock Option Committee met four times and the Compensation Committee met twice during the fiscal year ended January 31, 2002. All directors attended at least 75% of the meetings of the Board of Directors and all Committees on which they served during the fiscal year ended January 31, 2002. The function of the Audit Committee is to meet periodically with the Company's independent and internal auditors to review the scope and results of their audits and to consider various accounting and auditing matters related to the Company, including its internal control structure. The Audit Committee also makes recommendations to the Board of Directors regarding the independent public accountants to be appointed as the Company's auditors. The function of the Compensation Committee is to meet periodically to review and recommend management compensation plans. The function of the Stock Option Committee is to meet periodically to review and recommend stock compensation plans, including the granting of stock options under such plans.

            SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

During the fiscal year ended January 31, 2002, the executive officers and directors of the Company filed with the Securities and Exchange Commission (the "SEC") on a timely basis all required reports relating to transactions involving equity securities of the Company beneficially owned by them. The Company has relied on the written representation of its executive officers and directors and copies of the reports they have filed with the SEC in providing this information.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee is composed of six independent directors and operates under a written Charter which was adopted by the Board of Directors on April 4, 2000. No member of the Audit Committee is employed by or has any material relationship with the Company. Management has the primary responsibility for preparing the financial statements and the reporting process, including the Company's systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just the acceptability, of the accounting principles, and the clarity of financial statement disclosures.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and the acceptability of the Company's financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee received from and discussed with the independent auditors the written disclosure and the letter required by Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committees") and considered the compatibility of non-audit services with the auditors' independence. The Audit Committee also discussed with the independent auditors any matters required to be considered by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

The Audit Committee also discussed with the independent auditors and the Company's internal audit director the overall scope and plans for their respective audits. The Audit Committee periodically met with the independent auditors and the internal audit director, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. In reliance on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Charles E. Adair, Chairman
James M. Cracchiolo
Daniel M. Doyle
Kathy Misunas
David M. Upton
John Y. Williams

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                         PRINCIPAL ACCOUNTING FIRM FEES

Audit Fees

The aggregate fees billed by the Company's principal accounting firm, Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for the year ended January 31, 2002 and the reviews of the financial statements included in the Forms 10-Q for that year were $1,257,000.

All Other Fees

Ernst & Young LLP also billed the Company $1,127,000 which was principally related to tax services. Ernst & Young LLP did not provide services related to financial information systems design or implementation. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Ernst & Young LLP's independence.

                             EXECUTIVE COMPENSATION

         The following table presents certain summary information concerning compensation paid or accrued by the Company for services rendered in all capacities during the fiscal years ended January 31, 2002, 2001 and 2000 for (i) the Chief Executive Officer of the Company and (ii) each of the four other most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) whose total annual salary and bonus exceeded $100,000 (collectively, the "Executive Officers").

                           Summary Compensation Table

                                                                                     Long-term
                                                                                    Compensation
                                                  Annual Compensation (1)              Awards
                                                  -----------------------              ------
       Name and                                                                       Options        All Other
  Principal Position             Year       Salary        Bonus (2)       Other      (Shares)     Compensation (3)
  ------------------             ----       ------        ---------       -----      ---------    ----------------
Steven A. Raymund                2002    $1,000,000      $  800,000      $15,000       80,000       $  5,000
Chairman of the Board            2001       975,000       1,706,000        7,000      120,000          5,000
  of Directors and Chief         2000       800,000         800,000        5,000      140,000         33,000
  Executive Officer

Nestor Cano (4)                  2002       560,000         312,000       11,000       60,000         18,000
President of Worldwide           2001       451,000         650,000       10,000       90,000          7,000
  Operations                     2000       285,000         154,000        5,000       70,000         76,000

Jeffery P. Howells               2002       485,000         252,000        5,000       50,000          5,000
Executive Vice President         2001       425,000         550,000        5,000       65,000          5,000
  and Chief Financial Officer    2000       400,000         200,000        5,000       80,000          3,000

Perry M. Monych (5)              2002       410,000         164,000        9,000       40,000        108,000
President of U.S. Operations     2001        36,000          36,000        5,000       40,000              -

Joseph A. Osbourn (6)            2002       410,000         164,000        5,000       40,000         83,000
Executive Vice President         2001       106,000         106,000        5,000       40,000         59,000
  and Worldwide Chief
  Information Officer

(1) Includes amounts deferred under the Company's retirement savings and deferred compensation plans.

(2) Amounts reflected for bonuses are based on performance for the indicated fiscal year and are approved by the Board of Directors in March or April following the end of the fiscal year.

(3) All other compensation for fiscal 2002 relates to Company matching contributions to the Executive Officers' 401(k) Savings Plan account, except Mr. Cano received relocation reimbursement of $17,000, Mr. Monych received relocation reimbursement of $107,000 and Mr. Osbourn received relocation reimbursement of $83,000.

(4) Mr. Cano became an executive officer of the Company in March 1999 when he was appointed Executive Vice President of U.S. Sales and Marketing. In January 2000, he was promoted to President of the Americas and in August 2000, he was promoted to President of Worldwide Operations. Prior to March 1999, Mr. Cano was Managing Director of Computer 2000 Spain, a subsidiary of Computer 2000 AG, which was acquired by the Company in July 1998.

(5)  Mr. Monych joined the Company in December 2000.

(6)  Mr. Osbourn joined the Company in October 2000.

                        Option Grants in Last Fiscal Year

The following table provides details regarding stock options granted to the Executive Officers during the fiscal year ended January 31, 2002.

                       Number of    % of Total
                        Options       Options
                        Granted     Granted to                                      Grant Date
                          in       Employees in       Exercise       Expiration      Present
         Name           2002(1)     Fiscal Year    Price Per Share      Date         Value(2)
         ----           -------     -----------    ---------------   ----------     ----------
Steven A. Raymund       80,000          3.9%           $28.31          4/2/11       $1,315,000
Nestor Cano             60,000          3.0             28.31          4/2/11          986,000
Jeffery P. Howells      50,000          2.5             28.31          4/2/11          822,000
Perry M. Monych         40,000          2.0             28.31          4/2/11          658,000
Joseph A. Osbourn       40,000          2.0             28.31          4/2/11          658,000

(1) All options were granted at an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and vest equally over three years.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Company's use of the model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: estimated option term of five years, volatility at 67%, dividend yield at 0.0%, and an annual interest rate of 4.37%. The Company does not believe that the Black-Scholes model, or any other model can accurately determine the value of an employee stock option. Accordingly, there is no assurance that the value, if any, realized by an executive, will be at or near the value estimated by the Black-Scholes model. Future compensation resulting from option grants is based solely on the performance of the Company's stock price.


                 Aggregated Option Exercises in Last Fiscal Year
                            and FY-End Option Values

                                                                                Value of Unexercised
                                                   Number of Unexercised        In-the-Money Options
                         Shares                     Options at Year-End             at Year-End
                        Acquired                 -------------------------   -------------------------
                       on Exercise     Value
        Name             in 2002     Realized    Exercisable Unexercisable   Exercisable Unexercisable
        ----             -------    ----------   ----------- -------------   ----------- -------------
Steven A. Raymund              -    $        -     798,480       262,400     $25,461,000   $5,756,000
Nestor Cano               29,000       627,000      19,700       141,300         304,000    3,067,000
Jeffery P. Howells        63,000     1,520,000      60,450       146,550         982,000    3,242,000
Perry M. Monych                -             -      13,200        66,800         310,000    1,517,000
Joseph A. Osbourn              -             -      13,200        66,800         205,000    1,304,000

                         Ten-Year Option/SAR Repricings

The following table provides information on all option repricings for the Executive Officers during the last ten fiscal years.

                                     Number of                                                 Length of
                                     Shares of     Market Price                                 Original
                                    Common Stock    of Common                                  Option Term
                                     Underlying     Stock on     Exercise Price     New       Remaining on
                         Date of      Options        Date of       at Time of     Exercise       Date of
        Name            Repricing     Repriced      Repricing       Repricing      Price        Repricing
        ----            ---------     --------      ---------       ---------      -----        ---------
Jeffery P. Howells       11/28/95      50,000         $14.63          $20.25       $14.63    8 yrs., 4 months

                        Senior Management Severance Plan

The Company adopted a Senior Management Severance Plan (the "Severance Plan") effective August 1, 2000, to provide severance benefits to senior management in the event of a Company-initiated, non-misconduct separation from the Company. Eligible management personnel will receive their regular base salary compensation and benefits during varying transitioning periods depending upon management position held to assist with the transition of responsibilities. Participants will also receive severance payments based upon salary, management position held and years of service. The receipt of severance benefits under the Severance Plan is conditioned upon a participant executing a general release of claims, confidentiality and non-compete agreement.

             Compensation Committee Report On Executive Compensation


Compensation Committee Role

The Compensation Committee of the Board of Directors is composed entirely of independent, non-employee directors and is responsible for reviewing salaries, bonuses, benefits and other compensation of senior officers and making recommendations to the full Board of Directors with respect to these matters.

Compensation Philosophy

The compensation philosophy for Executive Officers generally conforms to the compensation philosophy of the Company for all employees. The Company's compensation program is designed to:

..   provide compensation comparable to that offered by companies with similar businesses, allowing the Company to successfully attract and retain the employees necessary to its long-term success;

..   provide compensation which relates to the performance of the individual and differentiates based upon individual performance;

..   provide incentive compensation that varies directly with both Company performance and individual contribution to that performance; and

..   provide an appropriate linkage between compensation and the creation of shareholder value through awards tied to the Company's performance and through facilitating employee stock ownership.


Base Salary

The Compensation Committee reviewed the salaries of the Executive Officers of the Company in April 2001. The Committee made salary decisions about the Executive Officers based upon a variety of considerations in conformance with the compensation philosophy stated above. First, salaries are competitively set relative to companies in the distribution industry and other comparable companies (other comparable companies included distributors of computers, electronics, pharmaceuticals, food and office supplies with similar or larger annual revenues). Second, the Committee considered the performance of the individual Executive Officer with respect to the areas under his responsibility, including an assessment of the value of each to the Company. Third, internal equity among employees was factored into the decision. Finally, the Compensation Committee considered the Company's financial performance and its ability to absorb any increases in salaries. In conducting its salary deliberations, the Committee did not strictly tie senior executive base pay to a defined competitive standard. Rather, the Committee elected to maintain flexibility in its decision making capacity so as to permit salary recommendations that best reflect the individual contributions made by the Company's top executives.


Cash Bonus Awards

Each Executive Officer, including the Chief Executive Officer, is eligible to receive an annual cash bonus award. These cash bonuses are paid pursuant to the Company's Executive Compensation and Incentive Bonus Plan (the "Bonus Plan") established at the beginning of a fiscal year in connection with the Company's preparation of its annual operating budget for such year. Under the Bonus Plan, an Executive Officer's potential bonus for a given year is established at a fixed dollar amount and consists of non-discretionary awards which are tied to the financial performance of the Company for such year in relation to the Company's operating budget. The bonus is subject to an acceleration ratio to a maximum of 250% if established targets are exceeded (conversely, if established targets are not met, the bonus may be reduced to zero). In formulating recommendations to the Board with respect to cash bonus awards, the Compensation Committee members evaluate the Executive Officer's responsibilities and role in the Company and such other factors as they deem relevant to motivate such executive to achieve strategic budgeted performance levels.


Stock Option Awards

The Company maintains stock option plans which are designed to align Executive Officers' and shareholders' interests in the enhancement of shareholder value. The long-term component of the Company's incentive compensation program consists of the grant of stock options. The stock options are designed to create a mutuality of interest with shareholders by motivating the Chief Executive Officer and the other Executive Officers and key employees to manage the Company's business so that the shareholders' investment will grow in value over time. Stock options are granted under these plans by the Stock Option Committee of the Board. The Compensation Committee strongly believes that the interests of shareholders and executives become more closely aligned when such executives are provided an opportunity to acquire a proprietary interest in the Company through ownership of the Company's Common Stock. Accordingly, key employees of the Company, including Executive Officers, as part of their overall compensation package, are eligible for participation in the Company's stock option plans, whereby they are granted stock options at no less than fair market value on the date of grant. Because no benefit is received unless the Company's stock price performs favorably, awards under the stock option plans are intended to provide incentives for Executive Officers to enhance long-term Company performance, as reflected in stock price appreciation, thereby increasing shareholder value.

In general, stock option awards are granted on an annual basis if warranted by the Company's profitability. The Compensation Committee, which also serves as the Stock Option Committee, evaluates the Company's overall financial performance for the year, the desirability of long-term service from an Executive Officer and the number of options issued to other executive officers in the Company with the same, more or less responsibility than the Executive Officer at issue.


COMPENSATION COMMITTEE

John Y. Williams, Chairman
Charles E. Adair
James M. Cracchiolo
Daniel M. Doyle
Kathy Misunas
David M. Upton


The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (together, the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Directors' Compensation

Directors who are not employees of the Company received a $20,000 annual retainer fee and a $2,000 attendance fee for each Board of Directors meeting plus reimbursement for out-of-pocket expenses. Members of the Audit and Compensation Committees receive a $1,000 attendance fee when meetings of such Committees are not held on the same day as a Board of Directors meeting. In addition, the Chairman of the Audit Committee receives a quarterly attendance fee of $1,000 in connection with reviewing the quarterly results with management and the independent auditors.

Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director, who for the first time is appointed a director of the Company, receives a New Director Grant of an option to purchase 5,000 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of grant. Each non-employee director who is re-elected or otherwise continues to serve on the Board will receive on the date of each annual shareholders meeting an Annual Director Grant consisting of an option to purchase 2,500 shares of Common Stock of the Company at an exercise price per share equal to the fair market value of the shares of Common Stock at the date of each annual shareholders meeting, provided the director has served on the Board for at least six months. New Director Grants vest 20% per year over five years from the date of grant and Annual Director Grants vest after one year from the date of grant.

                          STOCK PRICE PERFORMANCE GRAPH

The following graph presents a comparison of the cumulative total shareholder return on the Company's Common Stock with The Nasdaq Stock Market (U.S.) Index and the Standard Industrial Classification ("SIC") Code Index (SIC Code 5045 - Computer and Computer Peripheral Equipment and Software). This graph assumes that $100 was invested on January 31, 1997 (or such later date the applicable company registered its common stock under Section 12 of the Securities Exchange Act of 1934) in the Company's Common Stock and in the other indices, and that all dividends were reinvested and are weighted on a market capitalization basis at the time of each reported data point. The stock price performance shown below is not necessarily indicative of future price performance.


                                    [GRAPH}


--------------------------------------------------------------------------------
                                   1997    1998    1999    2000    2001    2002
--------------------------------------------------------------------------------
Tech Data Corporation              100      166     123      87     141     198
--------------------------------------------------------------------------------
Nasdaq Stock Market (U.S.) Index   100      118     183     275     197     139
--------------------------------------------------------------------------------
SIC Code Index                     100      101      90      84      65      41
--------------------------------------------------------------------------------

The stock price performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

                                 PROPOSAL NO. 2
      APPROVAL OF THE PROPOSED AMENDMENT TO THE TECH DATA CORPORATION NON-
            EMPLOYEE DIRECTORS' 1995 NON-STATUTORY STOCK OPTION PLAN

General

On March 20, 2002, the Board of Directors approved, subject to approval by the shareholders of the Company, an amendment to the Tech Data Corporation Non-Employee Directors' 1995 Non-Statutory Stock Option Plan (the "Directors' Stock Option Plan") to increase the number of shares of Common Stock that may be issued under the plan from 100,000 to 200,000 shares. The text of the proposed amendment to the Directors' Stock Option Plan is set forth in Exhibit A to this Proxy Statement.

The proposed amendment to the Directors' Stock Option Plan will be approved upon receiving the affirmative vote of holders of a majority of the shares present or represented by proxy at the meeting. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted FOR approval of the proposed amendment to the Directors' Stock Option Plan. Abstentions, "withheld" votes and "broker non-votes" will not be counted as either "for" or "against" this proposal, but will have the same effect as votes against the proposal.

Summary Description of the Directors' Stock Option Plan

The maximum number of shares of the Company's Common Stock that may be issued or transferred to grantees under the Directors' Stock Option Plan is currently 100,000 shares. If there is a stock dividend, recapitalization resulting in a stock split-up, combination or exchange of shares of Common Stock, appropriate adjustments would be made in the number of shares that could be issued or transferred in the future and in the number of shares and price under all outstanding grants made before the event. Future options may also cover such shares as may cease to be under option by reason of total or partial expiration, termination or voluntary surrender of an option.

Participation in the Directors' Stock Option Plan is limited to persons who are members of the Board and who are not full time employees of the Company (the "Participants"). As of the date of this Proxy Statement, there are seven non-employee directors of the Company.

The Directors' Stock Option Plan provides for two types of option grants: New Director Grants (which provide a one-time grant to each new non-employee director on the date of appointment to the Board) and Annual Director Grants (which provide yearly grants to each existing non-employee director, who has served on the Board for at least six (6) months). Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director who, for the first time, is appointed a director of the Company will receive a New Director Grant consisting of an option to purchase 5,000 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock at the date of grant. Pursuant to the terms of the Directors' Stock Option Plan, each non-employee director who is re-elected or otherwise continues to serve on the Board will receive, on the date of each annual shareholders meeting, an Annual Director Grant consisting of an option to purchase 2,500 shares of Common Stock at an exercise price per share equal to the fair market value of a share of Common Stock at the date of each annual shareholders meeting, provided that the director has served on the Board for at least six (6) months.

Pursuant to the terms of the Directors' Stock Option Plan, New Director Grants vest in 20% increments annually and become fully vested on the fifth anniversary of the date of grant. Annual Director Grants vest and become exercisable one year from the date of grant. All options shall expire on the tenth anniversary of the date of grant.

Unless otherwise provided in any option, each outstanding option shall become immediately fully exercisable in the event of (i) a change of control of the Company, (ii) a merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company.

Termination

Pursuant to the terms of the Directors' Stock Option Plan, options granted shall terminate on the earlier to occur of (i) the date of removal of a Participant from the Board; (ii) the date of the expiration of the term thereof (the "Expiration Date"); or (iii) the termination of the Participant as a member of the Board by reason of voluntary resignation or the expiration of the Participant's elected or appointed term, in which case the Participant shall have the right, within three (3) months after the date on which the Participant shall have ceased to be a member of the Board, except for removal of the Participant from the Board, to exercise the unexercised portion of the options granted to the extent, if any, that such options were exercisable by the Participant on the date of such termination.

In the event of the death of a Participant while a member of the Board or within three (3) months after the termination of a Participant as a member of the Board, except for removal of a Participant from the Board, such option shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the date of such death. After the death of a Participant, his executors, administrators or any person or persons to whom his option may be transferred by will or by laws of descent and distribution, shall have the right, at any time during such period, to exercise the option.

If a Participant's service on the Board terminates because of a disability (as defined in the Directors' Stock Option Plan), the Participant's options shall become immediately fully exercisable and shall terminate on the earlier of the Expiration Date thereof or one year following the termination of service on the Board.

Administration

The Plan is considered a "formula plan" as contemplated by Rule 16b-3, promulgated under the Exchange Act. Grants of options to non-employee directors under the Plan and the amount, nature and timing of the grants are automatically determined as described above and are not subject to the determination of the Board or any option committee appointed by the Board. The Board has appointed an option committee to interpret the Directors' Stock Option Plan, and such Committee may adopt rules, regulations and procedures to administer the Directors' Stock Option Plan.

Termination and Amendment of the Directors' Stock Option Plan

The Directors' Stock Option Plan became effective on June 20, 1995, the date of initial approval of the Company's shareholders. This Plan will terminate on the tenth anniversary of its effective date unless terminated earlier by the Board or unless extended by the Board. The Board could amend the Directors' Stock Option Plan as it deems advisable, but unless the shareholders approve, no amendment could increase the maximum number of shares of Common Stock subject to the Directors' Stock Option Plan, materially modify the requirements for eligibility in the Directors' Stock Option Plan, or materially increase the benefits accruing to Participants.

Federal Income Tax Consequences

Options granted under the Directors' Stock Option Plan are intended to be "nonqualified stock options", and are not intended to meet the requirements of
Section 422 of the Code. A Participant would not recognize income for federal income tax purposes upon the grant of a nonqualified option under the Directors' Stock Option Plan. The Company will not be entitled to any tax deduction at that time. Upon exercise, a Participant will recognize compensation taxable as ordinary income in an amount equal to the excess of the fair market value on the date of exercise of the shares of Common Stock purchased over their aggregate exercise price. The Company will be entitled to a tax deduction in an amount equal to the compensation recognized by the Participant. Upon the disposition by a Participant of shares of Common Stock previously acquired by means of an exercise of an option granted under the Directors' Stock Option Plan, the difference between the amount realized upon the disposition and the fair market value of the shares on the date of exercise will be treated either as short-term or long-term capital gain to the Participant, depending upon the length of time the shares have been held by a Participant after the date of exercise.

Other Information

Since the inception of the Directors' Stock Option Plan, New Director Grants and Annual Director Grants representing an aggregate of 75,500 shares of Common Stock have been granted to nine non-employee Directors, for which options have been exercised for 6,000 shares and options for 24,500 shares are available for future grant as of January 31, 2002. On April 12, 2002, the closing price of the Company's common stock on the Nasdaq National Market was $45.75.

Board Recommendation

The Board of Directors unanimously voted "FOR" approval of the amendment to the Directors' Stock Option Plan.

                                 PROPOSAL NO. 3
                     APPROVAL OF THE EXECUTIVE COMPENSATION
                            AND INCENTIVE BONUS PLAN

The Board of Directors recommends that the shareholders approve the Executive Compensation and Incentive Bonus Plan (the "Bonus Plan"). The Bonus Plan authorizes the award of cash bonuses to eligible individuals.

Background

The Bonus Plan was approved by the Compensation Committee comprised of six outside Directors and approved by the Board of Directors on March 20, 2002. The Bonus Plan is a continuation of a program initiated in previous years to attract and retain key employees, to encourage key employees to devote their best efforts to the Company and to recognize key employees for their contributions to the overall success of the Company. It provides for the payment of annual cash bonuses following the close of each fiscal year, based upon the achievement of objective performance goals.

The "performance-based compensation" exception to the annual $1,000,000 deduction limit of Section 162(m) of the Internal Revenue Code is available with respect to compensation which is conditioned upon and paid only if (i) certain performance business goals are attained, (ii) the performance goals are established by a compensation committee of two or more outside directors, (iii) such goals and the maximum amount of compensation to be paid upon meeting such goals are disclosed to and approved by a majority vote of shareholders, and (iv) the compensation committee certifies that the performance goals were satisfied before payment. The Bonus Plan satisfies the above criteria, and is being submitted to the shareholders in order to exclude amounts paid under the Bonus Plan to individuals named in the Summary Compensation Table (the "Named Executives") from compensation which is subject to the $1,000,000 deduction limit. The favorable vote of a majority of the votes cast at the meeting is required for approval.

Administration and Determination of Bonus

The Bonus Plan is administered by the Compensation Committee of the Board of Directors. All decisions made by the Compensation Committee in designating employees eligible to receive bonuses, determining bonus amounts, determining how and when bonuses will be paid and construing the provisions of the Bonus Plan shall be final. Participation is generally limited to executive management employees.

Key Features of Plan

For each Named Executive, the Compensation Committee establishes objective performance goals under which a bonus can be paid to the Named Executive. The Compensation Committee establishes, in writing, for each fiscal year, the bonus opportunity for each Named Executive, the performance goals, the specific performance criteria and the appropriate weight of each performance criteria and the performance target or range of targets to measure satisfaction, in whole or in part, of the performance goals. The principal performance criteria of the Bonus Plan is the attainment of annual earnings per share targets.

At the end of the performance period, the Compensation Committee evaluates the Company's performance based upon the achievement of the pre-established performance goals and certifies, in writing, the extent to which the specific performance criteria were attained. Individual awards will be determined based on performance against the pre-established goals. The maximum annual individual award allowed under the Bonus Plan is $3,500,000.

Termination and Amendment

The Board may amend or terminate the Bonus Plan in any manner and at any time. Neither the Bonus Plan nor any provision thereof precludes the Company from adopting or continuing other compensation arrangements, which arrangements may be either generally applicable or applicable only in specific cases.

Board Recommendation

The Board of Directors unanimously voted "FOR" approval of the Bonus Plan.

                              SHAREHOLDER PROPOSALS

Proposals which shareholders intend to present at the 2003 Annual Meeting of Shareholders must be received by the Company no later than January 22, 2003 to be eligible for inclusion in the proxy material for that meeting.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Ernst & Young LLP served as the Company's independent auditors for the audit of the Company's consolidated financial statements for fiscal year ended January 31, 2002. Representatives of Ernst & Young LLP are expected to be present at the 2002 Annual Meeting of Shareholders, with the opportunity to make a statement should they desire to do so, and will be available to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

Management knows of no matter to be brought before the meeting which is not referred to in the Notice of Meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                              By Order of the Board of Directors,



                              /s/ Arthur W. Singleton

                              Arthur W. Singleton
                              Corporate Vice President, Treasurer and Secretary

                                                                       Exhibit A
                                                                       ---------

Proposed Amendment to the Company's Non-Employee Directors' 1995 Non-Statutory Stock Option Plan (the "Directors' Stock Option Plan").

RESOLVED, that Section 3.1 of the Directors' Stock Option Plan is amended and restated in its entirety and the following shall be inserted in lieu thereof:

"3.1 Shares Subject to Plans. The stock subject to the options granted under the Plan shall be shares of the Company's authorized but unissued common stock, par value $.0015 per share ("Common Stock"). The total number of shares that may be issued pursuant to options granted under the Plan shall not exceed an aggregate of 200,000 shares of Common Stock."

[LOGO] Tech Data

                                        VOTE BY INTERNET - www.proxyvote.com
                                                           -----------------
                                        Use the Internet to transmit your voting
TECH DATA CORPORATION                   instructions and for electronic delivery
P.O. BOX 6260                           of information up until 11:59 P.M.
CLEARWATER, FLORIDA 33758-6260          Eastern Time the day before the cut-off
                                        date or meeting date. Have your proxy
                                        card in hand when you access the web
                                        site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                        VOTE BY PHONE - 1-800-690-6903
                                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

     *HOUSEHOLDING ELECTION (HH)        VOTE BY MAIL
      -------------------------         Mark, sign, and date your proxy card and
                                        return it in the postage-paid envelope
     Mark "YES" to enroll this account  we have provided or return it to to receive certain future security Tech Data Corporation, c/o ADP,
     holder documents in a single       51 Mercedes Way, Edgewood, NY 11717.
     package per household. Mark "NO"
     if you do not want to participate. NOTE: The cut-off date for voting shares
     See enclosed notice.               held in the Tech Data Corporation 401(k)
                                        Savings Plan is Thursday, May 30th at
     To change your election in the     12:00 A.M., EDT.
     future, call 1-800-542-1061.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                          TCHDTP    KEEP THIS PORTION FOR YOUR RECORDS
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                                                                                               DETACH AND RETURN THIS PORTION ONLY
                              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
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 TECH DATA CORPORATION

  1.  TO ELECT FOUR DIRECTORS to hold office until the dates
      specified in the enclosed proxy statement, all to hold office     For  Withhold  For All To withhold authority to vote, mark
      until their successors are duly elected and qualified.             All    All    Except  "For All Except" and write the
                                                                                               nominee's number on the line below.
      Nominees: 01) Maximilian Ardelt                                    [_]   [_]      [_]    _____________________________________
                02) James M. Cracchiolo
                03) Jeffery P. Howells
                04) David M. Upton

                                                                                                           For   Against  Abstain
  2.  Approval of an amendment to the Non-Employee Directors' 1995 Non-Statutory Stock Option Plan to
      increase the number of shares which may be issued from  100,000 to 200,000 shares.                   [_]     [_]     [_]

  3.  Approval of the Executive Compensation and Incentive Bonus Plan authorizing the award of annual
      cash bonuses.                                                                                        [_]     [_]     [_]

  4.  In his discretion, the Proxy is authorized to vote upon such other business as may be brought before the meeting.

                         YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE, DATE AND SIGN THE PROXY
                              CARD BELOW AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

  When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign by President or authorized person. If a partnership, please sign in partnership name by authorized person.

                                           Yes No

  *HOUSEHOLDING ELECTION (HH)              [_] [_]

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   ----------------------------------------        -----------------------------
   Signature [PLEASE SIGN WITHIN BOX] Date         Signature (Joint Owners) Date

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                                      PROXY
                              TECH DATA CORPORATION
                                  P.O. Box 6260
                         Clearwater, Florida 33758-6260

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Arthur W. Singleton as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of Tech Data Corporation held of record by the undersigned on April 12, 2002, at the Annual Meeting of Shareholders to be held on June 4, 2002 at 4:00 P.M., or any adjournment thereof.

         If shares of Tech Data Corporation Common Stock were issued to or held for the account of the undersigned under the Tech Data Corporation 401(k)
Savings Plan (the "Plan") then the undersigned hereby directs the fiduciary of the Plan to vote all shares of Tech Data Corporation Common Stock in the undersigned's name and/or account under the Plan as designated on the reverse hereof, at the Annual Meeting or any adjournment thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse hereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DESIGNATED ON
THE REVERSE HEREOF BY THE UNDERSIGNED STOCKHOLDER. ANY EXECUTED BUT UNMARKED
PROXIES WILL BE VOTED IN FAVOR OF THE NOMINEES LISTED IN PROPOSAL 1 AND FOR
PROPOSALS 2 AND 3.

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